Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 06/17/2002


Blended Coupon 6.7053%


Excess Protection Level
3 Month Average   5.70%
May, 2000   5.70%
April, 2000   5.49%
March, 2000   5.89%


Cash Yield19.29%


Investor Charge Offs 4.66%


Base Rate 8.93%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,987,826,445.03